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                                                                     Exhibit 4.1

                     [LOGO OF LORACA INTERNATIONAL, INC.]
                          Loraca International, Inc.



THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

                   Fully Paid & Non-Assessable Shares of LORACA INTERNATIONAL, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of thIS Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
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     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



   /S/    ????                                         /S/     ????
--------------------------    [SEAL APPEARS HERE]   --------------------------
                SECRETARY                                            PRESIDENT


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NOTICE:     Signature must ^^^^


                ^^^^                              ^^^^^
                                   Additional abbreviations may ^^^^


                       For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
------------------------------

------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________



           -----------------------------------------------------------
           NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                    CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                    OR ENLARGEMENT OR ANY CHANGE WHATEVER